                                    EXHIBIT 10.52


                              FOURTH AMENDMENT TO LEASE



     This Fourth Amendment to Lease (the "Amendment") is made as of this 30th day of October, 1997, by and between Robert F. Tambone, as Trustee of MAT Realty Trust, u/d/t dated June 4, 1986 and recorded with the Worcester County Registry of Deeds in Book 9569, Page 286 (the "Landlord") and VISTA Medical Technologies, Inc., a Delaware corporation, successor in interest to OKTAS, a Massachusetts general partnership of which OKTAS, Inc., a Massachusetts corporation and VISTA Medical Technologies, Inc., a California corporation were the sole general partners (the "Tenant").

     Reference is hereby made to a certain lease (as amended, the "Lease") dated as of April 14, 1994 by and between Landlord and Tenant; a certain First Amendment to Lease dated as of March 29, 1996 (the "First Amendment"), and a certain Second Amendment to Lease dated as of October 28, 1996 (the "Second Amendment") and a Third Amendment to Lease dated as of September 1, 1997 (the "Third Amendment"), relating to certain space in the building located at 134 Flanders Road, Westborough, Massachusetts. The Guaranty of Kaiser Aerospace and Electronics Corporation, a Nevada corporation, remains with respect to the obligations arising from the 8,733 square feet originally leased under the Lease (the "Original Premises"), and the obligations of Tenant under the First Amendment are secured by a security deposit in lieu of a guaranty. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

     WHEREAS, Landlord and Tenant desire to add the 10,119 rentable square feet of space on the second floor of the Building formerly occupied by Seagate Computer Corporation (the "Fourth Amendment Additional Premises") to the Premises leased under the Lease, the First Amendment, the Second Amendment, and the Third Amendment and to amend the Lease in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as of November 1, 1997 (the "Effective Date") as follows:

     1. In addition to the Base Rent described in Section 1.1 of the Lease, and in addition to the Base Rent described in the First Amendment, Second Amendment, and the Third Amendment, the following is inserted therewith and added thereto:

     "Fourth Amendment Additional Premises Base Rent: The sums set forth below, as the same may be adjusted and/or abated pursuant to this Lease:

     (a) One Hundred Twenty One Thousand Four Hundred Twenty Eight Dollars ($121,428.00) annually ($10,119 monthly) for the first year of the Term, i.e. through October 31, 1998 ($12.00 per square foot of Premises Rentable Area).

     (b) One Hundred Twenty Six Thousand Four Hundred Eighty Seven and 50/100ths Dollars ($126,487.50) annually ($10,540.63 monthly) for the second year of the Term, i.e. through October 31, 1999 ($12.50 per square foot of Premises Rentable Area).

     (c) One Hundred Thirty Six Thousand Six Hundred Six and 50/100ths Dollars ($136,606.50) annually ($11,383.88 monthly) for the third year of the Term and through the expiration of the Term, i.e. through October 31, 2000 ($13.50 per square foot of the Premises Rentable Area).

     (d) One Hundred Forty Six Thousand Seven Hundred Twenty Five and 50/100ths Dollars ($146,725.50) annually ($12,227.13 monthly) for the fourth year of the Term and through the expiration of the Term, i.e. through October 31, 2001 ($14.50 per square foot of the Premises Rentable
          Area).

     (e) One Hundred Fifty One Thousand Seven Hundred Eighty Five Dollars ($151,785.00) annually ($12,648.75 monthly) for the fifty year of the Term and through the expiration of the Term, i.e. through October 31, 2002 ($15.00 per square foot of the Premises Rentable Area).

          The Base Rent for the Fourth Amendment Additional Premises shall commence to be due and payable on the Effective Date."

     2. The definition of "Premises" contained in Section 1.1 of the Lease is hereby deleted and the following is inserted therefor:

          "26,978 square feet until the Effective Date and, then, 37,097 square feet (the "Premises Rentable Area") of the Building."

     3.   The definition of "Tenant's Proportionate Share" contained in Section
1.1 of the Lease is hereby deleted and the following is inserted therefor:

          "The quotient derived by dividing the Premises Rentable Area by the Building Rentable Area which as of the execution date of this Lease Amendment is 47.33% and, as of the Effective Date, will become 65.08%."

     4. The Term for the Fourth Amendment Additional Premises shall extend from the Effective Date Trough October 31, 2002. The Term for the Original Premises and the Additional Premises leased pursuant to the Lease, the First Amendment, the Second Amendment, and Third Amendment, shall be unchanged by this Fourth Amendment.

     5. Except as otherwise expressly stated herein, the Additional Premises shall be delivered to Tenant by Landlord in its "AS IS" condition on the Effective Date and thereupon shall become part of the Premises. Landlord shall not be obligated to install any tenant improvements. Any work done by Tenant in the Additional Premises shall be done in full compliance with all applicable laws and regulations, with Section 5.2 of the Lease, and with all other applicable provisions of the Lease.

     6. Landlord and Tenant agree that Tenant shall be obligated to pay, in the manner specified in Section 8.2 of the Lease, a management fee of three (3%) percent of Base Rent relative to the Premises, the Additional Premises, the Second Amendment Additional Premises, the Third Amendment Additional Premises and the Fourth Amendment Additional Premises.

     7.   Section 6.2 of the Lease is hereby modified by deleting subsection
(iii) thereof and substituting therefor the following:

     (iii) the proposed subtenant or assignee is a reputable party of financial worth and stability sufficient in the Landlord's reasonable judgment to perform its obligations pursuant to a sublease and assignment;

     Except as expressly set forth herein, the Lease shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                       LANDLORD:


                                        /s/ Robert F. Tambone
                                       ---------------------------------------
                                       Robert F. Tambone, Trustee as
                                       aforesaid and not individually


                                       TENANT:

                                       VISTA MEDICAL TECHNOLOGIES, INC., a
                                       Delaware corporation

                                       By: /s/ John Lyon
                                           -----------------------------------
                                       Name: John Lyon
                                            ----------------------------------
                                       Title: President
                                             ---------------------------------

                               SECRETARY'S CERTIFICATE



     I, Robert De Vaere, do hereby certify that I am the Secretary of VISTA MEDICAL TECHNOLOGIES, INC. (the "Corporation), a Delaware corporation with its principal place of business in Carlsbad, California, and that I have been duly elected and am presently serving in that capacity in accordance with the Bylaws of the Corporation.

     I certify that the Corporation is the successor in interest to OKTAS, a Massachusetts general partnership ("OKTAS") relative to leasehold interests held by OKTAS in respect to the Building known as 134 Flanders Road, Westborough, Massachusetts.

     I further certify that by unanimous written consent of the directors of the Corporation, votes in the form of EXHIBIT A attached hereto were duly adopted by all present at a meeting of said directors duly called and as to which notice was duly given as required by law and the By-laws of the Corporation. The votes as specified are presently in full force and effect and have not been revoked or rescinded as of the date hereof.

     I further certify that as of this date the following is the current duly elected and acting officer of the Corporation who is authorized pursuant to the attached votes.

                     Name                              Title
                     ----                              -----


                   John Lyon                         President
           ------------------------          --------------------------


     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Corporation this 30th day of October, 1997.

                                        /s/ Robert De Vaere
                                       -----------------------------------
                                       Robert De Vaere, Secretary

[CORPORATE SEAL]

                                      EXHIBIT A



VOTED: That the Corporation be authorized on the signature of its President, John Lyon, to enter into a leasing arrangement with Robert F. Tambone, as Trustee of the MAT Realty Trust (the "Landlord") in respect of the Building known as 134 Flanders Road, Westborough, Massachusetts, as evidenced by a lease (the "Lease") for same.

VOTED: That the Fourth Amendment to Lease in the form submitted by the Landlord be and is hereby approved, and that the named President is hereby authorized to execute, seal, and deliver such document on behalf of the Corporation with such changes therein as such officer so acting may deem necessary or desirable, the execution and delivery thereof to be conclusive evidence that the same have been separately authorized by the Directors of the Corporation.

VOTED: That the President of the Corporation is hereby authorized to execute and deliver such other documents, instruments, and certificates and to do such other acts as may be necessary or desirable to consummate the leasing arrangement approved above, the execution and delivery thereof or the doing of any such act to be the conclusive evidence that such has been separately approved by the Directors of the Corporation.